Perrigo to Conduct Strategic Review of its Infant Formula Business Dublin, Ireland – November 5, 2025 – Perrigo Company plc (NYSE: PRGO) (“Perrigo” or “the Company”), a leading provider of consumer health products, today announced that it is initiating a strategic review of its infant formula business. The review will assess a full range of alternatives. This review is aligned with Perrigo’s ‘Three-S’ (Stabilize, Streamline, Strengthen) plan and reflects the Company’s commitment to disciplined capital allocation and supporting improved return on invested capital and total shareholder return. It will focus on a combination of accelerating cash flows and reassessing the Company’s previously announced investment in this business of $240 million, while optimizing portfolio impact and focus. The infant formula business in 2025 is expected to generate net sales of approximately $360 million, or approximately 90% of Perrigo’s global Nutrition category, equating to less than 10% of Perrigo’s annual net sales. It has stabilized operations, is producing quality assured formula and remains the only large-scale U.S. store brand and contract manufacturer with a meaningful near-term innovation pipeline. Perrigo will continue to serve parents and caregivers with safe, affordable infant formula throughout the review process. President and CEO Patrick Lockwood-Taylor commented, “This proactive review is about discipline and ensuring the Company’s portfolio is best positioned for sustainable growth and free cash flow generation. While our infant formula operations have stabilized, the external environment has quickly changed, making a fit with our consumer health OTC businesses less strategic. Whatever path we choose, our corporate priorities are clear: reduce leverage, sustain our dividend policy, continue to deliver on customer partnerships and sharpen focus on our high-potential OTC portfolio to reach more consumers and drive household penetration.” No decision has been made, there is no definitive timetable for completing the strategic review, and there is no assurance the review will result in any changes or a transaction. The Company will not provide further updates unless and until it determines that further disclosure is appropriate or required based on then- current facts and circumstances. About Perrigo Perrigo Company plc is a leading pure-play self-care company with over a century of experience in providing high-quality health and wellness solutions to consumers primarily in North America and Europe. As a pioneer in the over-the-counter (OTC) self-care market, Perrigo offers trusted self-care solutions that can be used without the need for a prescription, ensuring accessibility and choice for consumers across molecules, dosage forms, and value tiers. Perrigo's unique business model leverages its complementary businesses, where cash-generative store brand private label offerings fuel investments for leading brands, including Opill®, Mederma®, Compeed®, EllaOne® and Jungle Formula®. Forward-Looking Statements Certain statements in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our, or our industry's actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about our expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this report, including certain statements contained in "Management's Discussion and Analysis of Financial Condition and Results of Operations" are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "forecast," "predict," "potential" or the negative of those terms or other comparable terminology. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control, including: our ability to complete the proposed divestment of the Dermacosmetics branded business, receipt of works council and regulatory approval regarding the transaction, performance by counterparties to the transaction and the likelihood of satisfying the deferred payment milestones associated with the transaction, supply chain impacts on our business, including those caused or exacerbated by armed conflict, trade and other economic sanctions and/or disease; general economic, credit, and market conditions; increased or new tariffs by the U.S. or foreign governments (and any retaliatory or reciprocal tariffs) and changes in global trade relations; the impact of the war in Ukraine and any escalation thereof, including the effects of economic and political sanctions imposed by the United States, United Kingdom, European Union, and other countries related thereto; the outbreak or escalation of conflict in other regions where we do business, including the Middle East; current and future impairment charges, if we determine that the carrying amount of specific assets may not be recoverable from the expected future cash flows of such assets; customer acceptance of new products; competition from other industry participants, some of whom have greater marketing resources or larger market shares in certain product categories than we do; pricing pressures from customers and consumers; resolution of uncertain tax positions and any litigation relating thereto, ongoing or future government investigations and regulatory initiatives; uncertainty regarding our ability to obtain and maintain our regulatory approvals; potential costs and reputational impact of product recalls or sales halts; potential adverse changes to U.S. and foreign tax, healthcare and other government policy; the effect of epidemic or pandemic disease; the timing, amount and cost of any share repurchases (or the absence thereof) and/or any refinancing of outstanding debt at or prior to maturity; fluctuations in currency exchange rates and interest rates; receipt of potential earnout payments in connection with the sale of the HRA Rare Diseases Business, and the sale of the Hospital and Specialty Business and the risk that potential costs or liabilities incurred or retained in connection with those transactions may exceed our estimates or adversely affect our business or operations; the risk that potential costs or liabilities incurred or retained in connection with the sale of our Rx business may exceed our estimates or adversely affect our business or operations; the consummation and success of other announced and unannounced acquisitions or dispositions, and our ability to realize the desired benefits thereof; and our ability to execute and achieve the desired benefits of announced cost-reduction efforts and other strategic initiatives and investments, including our ability to achieve the expected benefits from our ongoing restructuring programs described herein. Adverse results with respect to pending litigation could have a material adverse impact on our operating results, cash flows and liquidity, and could ultimately require the use of corporate assets to pay damages, reducing assets that would otherwise be available for other corporate purposes. These and other important factors, including those discussed in our Form 10-K for the year ended December 31, 2024, in this report under "Risk Factors" and in any subsequent filings with the United States Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this report are made only as of the date hereof, and unless otherwise required by applicable securities laws, we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Investor Contact Bradley Joseph, Vice President, Global Investor Relations (269) 686-3373, E-mail: bradley.joseph@perrigo.com

Nicholas Gallagher, Associate Director, Global Investor Relations, (269) 686-3238, E-mail: nicholas.gallagher@perrigo.com